D A T A A S O F D E C E M B E R 3 1 , 2 0 1 4 U N L E S S O T H E R W I S E N O T E D 2014 AND FOURTH QUARTER RESULTS

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2015 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, and other reports which the Corporation files with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

WHY FULTON? • Risk Management Foundation • Management Depth and Experience • Stability of Markets / Franchise • Strong Capital & Reserves • Relationship Strategy • Quality Loan Growth / Solid Asset Quality • Attractive Core Deposit Profile • Expense Management • Balance Sheet Is Positioned for Rising Interest Rates 3

A VALUABLE FRANCHISE • 254 community banking offices across the Mid-Atlantic • Asset size: $17.1 billion • 3,800+ team members (3,570 FTEs (1)) • Market capitalization: $2.2 billion (2) 4 (1) Full-time equivalent employees. (2) Based on shares outstanding and the closing price as of December 31, 2014.

STRONG POSITION IN ATTRACTIVE MARKETS 5 Source: SNL Financial LC. Note: Data as of June 30, 2014 per FDIC Summary of Deposits. (1) Median HH Income, 2014 – 2019 Projected Population Change and 2014 – 2019 Projected HH Income Change are weighted by deposits in each MSA. Deposits Market Market Median 2014 - 2019 Proj. Change MSA ($mm) Rank Share HH Income Population HH Income Lancaster $2,589 2 25.01% $54,029 2.32% 3.29% Philadelphia-Camden-Wilmington 2,454 14 0.57 60,770 1.68 5.54 Allentown-Bethlehem-Easton 1,338 4 8.77 56,113 1.22 3.09 New York-Newark-Jersey City 1,061 62 0.08 64,538 2.46 4.52 Baltimore-Columbia-Towson 836 10 1.29 69,295 3.49 9.24 York-Hanover 718 4 10.95 58,226 1.08 4.68 Lebanon 674 1 34.09 55,250 2.26 4.92 Harrisburg-Carlisle 625 7 5.21 57,123 1.54 7.40 Reading 445 7 4.57 54,031 0.96 5.76 Hagerstown-Martinsburg 445 2 13.91 52,000 3.27 2.25 Top 10 Fulton MSAs(1) $11,184 $58,331 2.01% 4.80% Total Franchise(1) $12,893 $58,444 2.08% 5.31% Nationwide $51,579 3.50% 4.58%

Name Position Years at Fulton Years in Financial Services Prior Experience E. Philip Wenger Chairman, President & CEO 35 35 Various roles since joining in 1979 Patrick Barrett (1) Senior EVP & CFO 1 21 SunTrust, JPMorgan, Deloitte Touche Tomatsu Craig Hill Senior EVP/ HR, Corporate Communications and Administration Services 29 34 Various roles since joining in 1985 Craig Roda Senior EVP/ Community Banking 35 35 Various roles since joining in 1979 Philmer Rohrbaugh (1) Senior EVP/ CRO 2 37 KPMG, Arthur Andersen Curtis Myers Senior EVP/ President and COO of Fulton Bank 24 24 Various roles since joining in 1990 Meg Mueller Senior EVP & CCO 18 28 Various roles since joining in 1996 Angela Sargent Senior EVP/ CIO and IT Manager 22 22 Various roles since joining in 1992 DEEP EXECUTIVE MANAGEMENT TEAM 6 Phil Wenger – Fulton since 1979 PB – Started working for Snyder, Camp, Stewart & Company 1990 JR and MDP on linkedin PR: http://investing.businessweek .com/research/stocks/people /person.asp?personId=32575 969&ticker=FULT CM: http://investing.businessweek .com/research/stocks/people /person.asp?personId=52841 187&ticker=FULT&previousCa pId=866729&previousTitle=Fu lton%20Bank MM: (1) Includes years of service in public accounting as a financial services industry specialist

2014 HIGHLIGHTS • Diluted Earnings Per Share Growth • Average Loan & Core Deposit Growth • Modest loan growth resumed after a slow start • Solid pace of core deposit growth throughout 2014 • Revenue Challenges Due To a Persistent Low Interest Rate Environment • Net interest margin compression continued at a modest pace • Asset Quality Improvements • Lower provisioning due to steady improvement in asset quality • Decrease in Non-interest Expenses • Continued build-out of Compliance, Risk Management & Technology • Strong Capital Levels • Prudent capital optimization strategies effectively employed 7

2015 OUTLOOK • Loans & Deposits: Annual average growth of 3%-7% • Net Interest Margin: Compression of 0-4 bps per quarter, on average, based on the current interest rate environment • Asset Quality: Continued modest provision; volatility may occur due to individual credits • Non-Interest Income: Mid- to high- single digit growth rate • Non-Interest Expense: Low-single digit growth rate • Compliance, Risk Management and Technology: Continued focus on program build-out • Capital: Continued commitment to return of capital to shareholders 8

INCOME STATEMENT SUMMARY – ANNUAL COMPARISON 9 Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. Net Income of $157.9 million, down 2.4% due primarily to lower net interest income and non-interest income, offset by lower loan loss provision Net Interest Income Net interest income down 2.3% due to margin compression Loan Loss Provision Decrease of 69.1% due significant improvements in asset quality Non-Interest Income Decrease of 8.0% driven primarily by mortgage banking income and overdraft fees Non-Interest Expenses Decrease of 0.5% largely driven by lower OREO expense and operating risk loss, partially offset by higher outside services 2014 2013 C hange N et Interest Inco me 514,867$ 527,194$ (12,327)$ Lo an Lo ss P ro visio n 12,500 40,500 (28,000) N o n-Interest Inco me 165,338 179,660 (14,322) Securit ies Gains 2,041 8,004 (5,963) N o n-Interest Expense 459,246 461,433 (2,187) Inco me T axes 52,606 51,085 1,521 N et Inco me 157,894$ 161,840$ (3 ,946)$ P er Share (D iluted) 0.84$ 0 .83$ 0 .01$ R OA 0.93% 0.96% (0.03%) R OE (tangible) (1) 10.31% 10.76% (0.45%) Eff iciency rat io (1) 65.65% 63.39% 2.26% (dollars in thousands, except per-share data)

INCOME STATEMENT SUMMARY – QUARTERLY COMPARISON

FULTON FINANCIAL CORPORATION

	Q4 2014	Q3 2014	Change
	(dollars in thousands, except per-share data)		
Net Interest Income	$ 128,038	$ 129,366	$ (1,328)
Loan Loss Provision	3,000	3,500	(500)
Non-interest Income	41,253	41,819	(566)
Securities Gains	848	81	767
Non-interest Expense	117,720	115,798	1,922
Income Taxes	11,470	13,402	(1,932)
Net Income	$ 37,949	$ 38,566	$ (617)
Per Share (Diluted)	$ 0.21	$ 0.21	$ -
ROA	0.88%	0.90%	(0.02%)
ROE (tangible) (1)	9.96%	9.88%	0.08%
Efficiency ratio (1)	67.53%	65.80%	1.73%

- **Net Income of $37.9 million, a 1.6% decrease due to lower net interest income and an increase in non-interest expense**

- Net Interest Income

  Net interest income down 1.0% due to an 8 bps decline in net interest margin

- Loan Loss Provision

  Steady improvement in asset quality; low provisioning levels impacted by normal volatility associated with net charge-offs

- Non-Interest Income

  Decrease of 1.4% driven by mortgage banking income and overdraft fees

- Non-Interest Expenses

  Increase of 1.7% largely driven by higher salaries & benefits

Note: ROA is return on average assets determined by dividing net income for the period indicated by average assets

(1) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slides titled "Non-GAAP Reconciliation" at the end of this presentation.

10

NET INTEREST INCOME AND MARGIN 11 Net Interest Income & Net Interest Margin (NIM (1)) ~ $730 million ~ $610 million $ 5 6 0 .2 $ 5 4 4 .3 $ 5 2 7 .2 $ 5 1 4 .9 3.90% 3.76% 3.50% 3.39% 3.54% 3.14% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 $500.0 $550.0 $600.0 2011 2012 2013 2014 Net Interest Income FULT NIM Peer^ NIM Top 50* NIM Average Interest-Earning Assets & Yields Average Liabilities & Rates $2.9 $3.0 $3.0 $2.8 $11.9 $12.0 $12.6 $12.9 4.80% 4.45% 4.03% 3.91% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $- $4.0 $8.0 $12.0 $16.0 $20.0 2011 2012 2013 2014 Securities & Other Loans Earning Asset Yield (1) $12.5 $12.4 $12.5 $12.9 $1.5 $1.6 $2.1 $1.8 1.15% 0.92% 0.72% 0.72% 0.0% 1.0% 2.0% 3.0% $- $4.0 $8.0 $12.0 $16.0 $20.0 2011 2012 2013 2014 Deposits Borrowings Cost of Interest-bearing Liabilities 3.31% for 4Q14 3.85% for 4Q14 0.76% for 4Q14 (1) Presented on a fully-taxable equivalent basis. ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC ($ IN BILLIONS) ($ IN MILLIONS) ($ IN BILLIONS)

NET INTEREST INCOME AND MARGIN 12 Net Interest Income & Net Interest Margin ~ $730 million ~ $610 million $ 1 3 3 .0 $ 1 2 9 .6 $ 1 2 7 .9 $ 1 2 9 .4 $ 1 2 8 .0 3.48% 3.47% 3.41% 3.39% 3.31% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) Average Interest-Earning Assets & Yields Average Liabilities & Rates $2.9 $2.8 $2.8 $2.8 $2.8 $12.8 $12.8 $12.8 $12.9 $13.1 3.98% 3.97% 3.92% 3.90% 3.85% 3.6% 3.8% 4.0% $- $4.0 $8.0 $12.0 $16.0 $20.0 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Securities & Other Loans Earning Asset Yield (FTE) $12.7 $12.5 $12.6 $13.0 $13.3 $2.0 $2.1 $1.9 $1.7 $1.5 0.68% 0.69% 0.71% 0.73% 0.76% 0.5% 0.7% 0.9% $- $4.0 $8.0 $12.0 $16.0 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Deposits Borrowings Cost of Interest-bearing Liabilities 2015 Outlook: Net Interest Margin: Compression of 0-4 bps per quarter, on average, based on the current interest rate environment Loans & Deposits: Annual average growth of 3%-7% ($ IN BILLIONS) ($ IN MILLIONS) ($ IN BILLIONS)

LOAN PORTFOLIO COMPOSITION & YIELD 13 Note: Loan portfolio composition is based on average balances for the periods indicated. (1) Presented on a fully-taxable equivalent basis. $4.5 $4.6 $4.9 $5.1 $3.7 $3.6 $3.7 $3.7 $1.6 $1.6 $1.7 $1.7 $1.0 $1.2 $1.3 $1.4 $0.7 $0.6 $0.6 $0.6 $0.4 $0.4 $0.4 $0.4 5.09% 4.81% 4.39% 4.21% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 2011 2012 2013 2014 Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) 4.16% for 4Q14 A ve ra ge Loa n Po rtf o lio B al an ce s, in b ill io n s To tal Loa n Po rtf o lio Y ie ld (1) Ending loans up 2.6% compared to 2013. Average loans up 2.4% compared to 2013. $11.9 $12.0 $12.6 $12.9

DEPOSITS PORTFOLIO COMPOSITION 14 Note: Deposit composition is based on annual average balances for the periods indicated. 35% 19% 19% 18% 9% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Year Ended December 31, 2011 23% 27% 23% 17% 10% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Year Ended December 31, 2014 Ending demand and savings up 7.6% compared to 2013. Average demand and savings up 5.7% compared to 2013.

(1) See note 2 on slide 39. (2) The actual impact of changes in interest rates on the Corporation’s net interest income may differ materially from the anticipated amounts presented above. Anticipated Rate Annual Change in % Change (1) Net Interest Income (2) Change +300 bps $ 70.6 mill ion 14.5% +200 bps $ 44.9 mill ion 9.2% +100 bps $ 19.0 mill ion 3.9% - 100 bps $ (19.4) mill ion -4.0% POSITIONED FOR RISING INTEREST RATE ENVIRONMENT DECEMBER 31, 2014 15

ASSET QUALITY ($ IN MILLIONS) $135.0 $94.0 $40.5 $12.5 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2011 2012 2013 2014 16 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 2.14% 1.84% 1.59% 1.40% 99.5% 121.1% 151.6% 152.1% 172.3% 187.4% 0.0% 50.0% 100.0% 150.0% 200.0% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2011 2012 2013 2014 ALLL/Loans FULT: ALLL/NAs Peer^: ALLL/NAs Top 50*: ALLL/NAs Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Loan Losses (ALLL) to Loans & Non-Accrual Loans(NAs) $152.3 $126.7 $61.0 $31.5 1.28% 1.06% 0.49% 0.24% 0.13% 0.17% 0.00% 1.00% 2.00% $- $40.0 $80.0 $120.0 $160.0 2011 2012 2013 2014 NCOs FULT: NCOs/Ave Loans Peer^: NCOs/Ave Loans Top 50*: NCOs/Ave Loans $286.5 $211.1 $154.3 $138.5 2.39% 1.74% 1.21% 1.06% 0.00% 1.00% 2.00% 3.00% $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2011 2012 2013 2014 NPLs NPLs/Loans ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC

NON-INTEREST INCOME ($ IN MILLIONS) 17 Non-interest Income (Excluding Securities Gains) ~ $730 million ~ $610 million $ 1 8 2 .9 $ 2 0 7 .2 $ 1 8 0 .0 $ 1 6 5 .3 $- $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 $200.0 $225.0 2011 2012 (1) 2013 2014 Mortgage Banking Income & Spreads Other Non-interest Income $22.2 $46.3 $24.6 $10.1 $3.5 $(1.7) $6.0 $7.0 1.40% 1.85% 1.63% 1.19% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% $(1.0) $4.0 $9.0 $14.0 $19.0 $24.0 $29.0 $34.0 $39.0 $44.0 $49.0 2011 2012 2013 2014 Gains on Sales Servicing Income Spread on Sales (2) $- $40.0 $80.0 $120.0 $160.0 2011 2012 (1) 2013 2014 Invt Mgmt & Trust Srvs Oth Srv Chgs Other Deposit Srv Chgs $157.2 $162.6 $149.4 $148.2 -8.0% (1) Excludes $6.5 million gain on sale of Global Exchange Group. (2) Represents Gains on Sales divided by total commitments to originate residential mortgage loans for customers during each of the periods indicated. 1.03% for 4Q14

NON-INTEREST INCOME ($ IN MILLIONS) 18 Non-interest Income (Excluding Securities Gains) ~ $730 million ~ $610 million $ 4 0 .7 $ 3 8 .5 $ 4 3 .8 $ 4 1 .8 $ 4 1 .3 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Mortgage Banking Income & Spreads Other Non-interest Income 1.48% 1.03% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Gains on Sales Servicing Income Spread on Sales (1) $4.4 $3.6 $5.8 $4.0 $3.7 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Deposit Srv Chgs Oth Srv Chgs Other Invt Mgmt & Trust Srvs $36.3 $34.9 $37.8 $37.6 $38.0 -1.4% 2015 Outlook: Mid- to high-single digit growth rate (1) Represents Gains on Sales divided by total commitments to originate residential mortgage loans for customers.

NON-INTEREST EXPENSE ($ IN MILLIONS) 19 Non-interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $ 4 1 6 .2 $ 4 4 9 .3 $ 4 6 1 .4 $ 4 5 9 .2 65.7% 63.7% 64.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $100.0 $200.0 $300.0 $400.0 $500.0 2011 2012 2013 2014 Non-interest income FULT: Efficiency Ratio Peer^: Efficiency Ratio Top 50*: Efficiency Ratio Salaries and Employee Benefits & Staffing Other Non-interest Expense 3,520 3,520 3,610 3,560 3,400 3,500 3,600 3,700 3,800 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2011 2012 2013 2014 Employee Benefits Total Salaries Average Full-time Equivalent Employees $227.4 $243.9 $253.2 $251.0 $- $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 $200.0 $225.0 2011 2012 2013 2014 Data Processing & Software Outside Srvs Other Occp & Equip $188.8 $205.4 $208.2 $208.2 - 0.5% (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC

NON-INTEREST EXPENSE ($ IN MILLIONS) 20 Non-interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $ 1 1 6 .8 $ 1 0 9 .6 $ 1 1 6 .2 $ 1 1 5 .8 $ 1 1 7 .7 65.1% 63.4% 65.9% 65.8% 67.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Salaries and Employee Benefits & Staffing Other Non-interest Expense 3,615 3,545 3,400 3,500 3,600 3,700 3,800 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Employee Benefits Total Salaries Average Full-time Equivalent Employees $65.2 $59.6 $63.6 $62.4 $65.4 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Data Processing & Software Outside Srvs Other Occp & Equip $51.6 $50.0 $53.4 $52.3 $52.6 + 1.7% 2015 Outlook: Low-single digit growth rate (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non- GAAP Reconciliation” at the end of this presentation.

COMPLIANCE & RISK MANAGEMENT 13 45 0 10 20 30 40 50 $- $3.0 $6.0 $9.0 $12.0 2011 2012 2013 2014 Outside Services Expense# Salaries & Benefits Expense Staffing (full-time headcount) To tal N u m b e r o f Em p lo ye e s at p e rio d e n d $8.2 $3.2 $2.1 $1.8 $0.8 21 # Represents third-party consulting and legal services directly related to BSA/AML compliance program. 2014 excludes $0.6 million of capitalized software costs. To tal A n n u al E xp e n ses , in m ill io n s $0.1 $1.4 $4.6 $1.4 • Strengthening Risk Management and Compliance infrastructures • Address deficiencies within BSA/AML compliance • Recent BSA/AML enforcement actions at the Corporation and five banking subsidiaries; action at remaining bank subsidiary anticipated • Significant investments in personnel, outside services and systems; in-line with amounts previously disclosed BSA/AML Compliance Program Expenses and Staffing Estimated Salaries & Benefits Expense for 2015 ~ $4.1 million

COST SAVINGS INITIATIVES 2014 Cost Savings Initiatives: Branch consolidations (13 total) Organizational streamlining Compensation and benefit reductions 22 Implementation Expense Implementation Expense Expenses (Gains) Reductions Expenses Reductions Branch consolidations 2,080$ (2,400)$ 1,500$ (1,800)$ Subsidiary bank management reductions and other employee compensation and benefit reductions (1,100) (4,550) - (2,200) Total impact of cost savings initiatives 980$ (6,950)$ 1,500$ (4,000)$ 2014 2015 (in thousands) $7 million estimated savings in 2014 ($8 million annual savings run rate) 2015 Cost Savings Initiatives: Branch consolidations (9 total) Compensation and benefit reductions $4 million estimated savings in 2015 ($5 million annual savings run rate)

PROFITABILITY & CAPITAL 23 ROA ROE Regulatory Capital Ratios & TCE Ratio (1) Diluted Earnings Per Common Share 7.62% 8.06% 8.82% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 2011 2012 2013 2014 FULT Peer^ Top 50* 0.93% 0.95% 0.96% 0.75% 0.80% 0.85% 0.90% 0.95% 1.00% 2011 2012 2013 2014 FULT Peer^ Top 50* $ 0.73 $ 0.80 $ 0.83 $0.84 $- $0.25 $0.50 $0.75 $1.00 2011 2012 2013 2014 15.2% 15.6% 15.0% 14.5% 12.7% 13.4% 13.1% 12.2% 9.2% 9.7% 9.3% 8.8% 0.0% 4.0% 8.0% 12.0% 16.0% 2011 2012 2013 2014 Total Risk-Based Capital Ratio (2) Tier 1 Risk-Based Capital Ratio (2) TCE Ratio Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets. ROE is return an average equity, determined by dividing net income for the period indicated by average equity. ˄ See “Appendix” for listing of Peer Group banks. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2013. Excludes credit card companies. Source: SNL Financial LC (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Estimates for 2014

CAPITAL OPTIMIZATION SUMMARY 24 Transactions (November 2014): 1) Issued $100 million of subordinated debt • 4.50% coupon; 4.85% effective rate (est.) 2) Authorized $100 million accelerated share repurchase program through Apr 2015 • 6.5 million share day-one benefit for EPS purposes(1) Benefits: • Replaced $100 million of higher cost Tier 1 capital with lower cost Tier 2 capital • No effect on Total Risk-Based Capital • Positive impact to both EPS & Return on Equity Other Capital Note: • Declared $0.02 per share special dividend, payable in December 2014 (1) See Note 1 on slide 39 for additional information.

STOCK REPURCHASE PROGRAMS June 2012 to May 2014 November 2014 Repurchase Programs Accelerated Repurchase Shares Repurchased 18.1 million 6.5 million (2) % of Outstanding Shares 9.8% (1) 4.4% (2)(3) Amount Repurchased $206 million $100 million Average Purchase Price $11.40 (2) 25 demand and savings (1) Total shares repurchased as a percentage of outstanding common stock prior to November 2014 Accelerated Repurchase. (2) See note 1 on slide 39. (3) Estimated based on the closing price for the Corporation’s shares on November 13, 2014. Returned over $300 million to shareholders through share repurchases since June 2012.

AVERAGE ASSETS AND RETURN ON AVERAGE ASSETS, BY BANK 2014 Return on Average Assets* Average Assets ($ Millions) 2014 2013 Fulton Bank, N.A. 9,389$ 1.21% 1.15% Lafayette Ambassador Bank 1,402 1.00% 1.24% FNB ank, N.A. 344 0.86% 0.91% Swineford National Bank 292 0.81% 0.77% The Columbia Bank 2,023 0.79% 0.84% Fulton Bank of New Jersey 3,411 0.76% 0.82% Fulton Financial Corporation 16,960 0.93% 0.96% *Net Income divided by average assets, annualized. 26

APPENDIX

AVERAGE LOAN PORTFOLIO AND YIELDS 28 Note: Yields presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances. Balance Yield 3Q 14 4Q 13 3Q 14 4Q 13 Comm'l Mort 5,131$ 4.36% 17$ 65$ 0.01% (0.13%) Commercial 3,723 3.81% 66 83 (0.16%) (0.22%) Home Equity 1,736 4.13% 9 (39) (0.05%) (0.05%) Resid Mort 1,378 3.91% 9 46 (0.02%) (0.13%) Construction 698 3.96% 34 117 (0.02%) (0.19%) Cons./Other 390 6.08% (2) (9) 0.17% 0.30% Total Loans 13,056$ 4.16% 133$ 263$ (0.04%) (0.13%) (dollars in millions) Balance From4Q 14 Change in Yield From

AVERAGE CUSTOMER FUNDING AND RATES 29 Balance Rate 3Q 14 4Q 13 3Q 14 4Q 13 Nonint DDA 3,631$ - % 117$ 314$ - % - % Int DDA 3,146 0.13% 99 179 0.01% 0.00% Savings/MMDA 3,548 0.13% 78 138 0.01% (0.01%) CD's 3,017 0.96% 8 51 0.04% 0.14% Total Deposits 13,342 0.28% 302 682 0.01% 0.03% Cash Mgt 270 0.08% (16) (22) 0.00% 0.00% Total Customer Funding 13,612$ 0.28% 286$ 660$ 0.01% 0.03% (dollars in millions) Balance From4Q 14 Change In Rate From

ENDING LOAN DISTRIBUTION BY STATE

DECEMBER 31, 2014

FULTON FINANCIAL CORPORATION

	Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Consumer & Other	Total
			(in thousands)			
Pennsylvania	$ 2,630,303	$ 2,632,813	$ 362,892	$ 697,806	$ 1,303,773	$ 7,627,587
New Jersey	554,235	1,357,963	90,879	167,474	357,650	2,528,201
Maryland	299,005	568,083	86,399	164,299	285,587	1,403,373
Virginia	146,482	414,083	90,443	261,609	69,869	982,486
Delaware	95,542	224,213	59,988	85,880	104,446	570,069
	$ 3,725,567	$ 5,197,155	$ 690,601	$ 1,377,068	$ 2,121,325	$ 13,111,716

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NON-PERFORMING LOANS* DECEMBER 31, 2014 31 Comm'l Consumer Comm'l Mortgage Constr. Res. Mtg. & Other Total (in thousands) Pennsylvania 15,676$ 18,317$ 9,695$ 11,321$ 7,873$ 62,882$ Maryland 2,153 2,847 3,172 2,376 1,675 12,223 New Jersey 9,093 20,148 2,927 5,333 5,776 43,277 Virginia 3,122 1,525 383 8,714 940 14,684 Delaware 344 2,400 222 1,251 1,199 5,416 30,388$ 45,237$ 16,399$ 28,995$ 17,463$ 138,482$ Ending Loans 3,725,567$ 5,197,155$ 690,601$ 1,377,068$ 2,121,325$ 13,111,716$ Non-performing Loan % (12/31/14) 0.82% 0.87% 2.37% 2.11% 0.82% 1.06% Non-performing Loan % (12/31/13) 1.05% 0.86% 3.71% 2.34% 0.91% 1.21% * Includes loans ≥ 90 days past due and accruing, and non-accrual loans.

NET CHARGE-OFFS (RECOVERIES) YEAR ENDED DECEMBER 31, 2014 32 Comm'l Consumer Comm'l Mortgage Constr. Res. Mtg. & Other Total (dollars in thousands) Pennsylvania 13,052$ 1,355$ 142$ 1,780$ 3,902$ 20,231$ Maryland 3,461 47 (1,518) 245 1,566 3,801 New Jersey 4,073 2,665 96 196 1,290 8,320 Virginia (318) - (676) 181 (122) (935) Delaware (8) (23) (12) 65 47 69 20,260$ 4,044$ (1,968)$ 2,467$ 6,683$ 31,486$ Avg Loans 3,659,059$ 5,117,433$ 631,968$ 1,355,876$ 2,120,844$ 12,885,180$ Annualized Net Charge-off % 0.55% 0.08% -0.31% 0.18% 0.32% 0.24%

INVESTMENT PORTFOLIO DECEMBER 31, 2014 33 Weighted Avg. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value Agency collateralized mortgage obligations 4.1 917$ (15) 902$ Agency mortgage-backed securities 4.8 915 14 929 Municipal bonds 5.4 238 7 245 Auction rate securities 2.5 109 (8) 101 Corporate & trust preferred securities 10.1 99 (1) 98 Bank stocks N/A 28 14 42 Other investments N/A 6 - 6 Total Investments 4.7 2,312$ 11$ 2,323$ (dollars in millions)

A SUSTAINABLE PAYOUT 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% $0.00 $0.04 $0.08 $0.12 $0.16 $0.20 $0.24 $0.28 $0.32 $0.36 2011 2012 2013 2014 Cash Dividend Yield 34 (1) Annualized dividend rate per share divided by period-end stock price. (2) Compounded annual growth rate from December 31, 2011 to December 31, 2014. Cash Dividend Per Common Share & Yield CAGR (2) = 19.4% Cas h D iv id e n d Pe r C o m m o n S h ar e D ivid e n d Y ie ld (1)

NON-INTEREST INCOME (EXCLUDING SECURITIES GAINS) QUARTER AND YEAR ENDED DECEMBER 31 35 4Q 14 2014 3Q 14 4Q 13 2014 Invt Mgt & Trust 11,188$ 44,605$ 68$ 599$ 2,899$ Overdraft & NSF Fees 5,500 22,145 (306) (446) (6,077) Mortgage Banking Income 3,723 17,107 (314) (640) (13,549) Service Charges 3,609 14,439 (194) (134) (925) Merchant Fees 3,486 13,826 (287) (226) 43 Cash Mgt Fees 3,120 12,709 (71) 40 825 Debit Card Fees 2,896 9,948 490 557 757 Credit Card Fees 2,322 9,177 (10) 150 471 Letters of Credit 1,115 4,563 (49) (53) (326) Commercial Swap Fees 1,071 3,615 533 899 2,456 Other Income 3,223 13,204 (426) (191) (896) Total Non-Interest Income 41,253$ 165,338$ (566)$ 555$ (14,322)$ (in thousands) Change From

NON-INTEREST EXPENSE QUARTER AND YEAR ENDED DECEMBER 31 36 4Q 14 2014 3Q 14 4Q 13 2013 Salaries & Benefits 65,398$ 251,021$ 2,964$ 204$ (2,219)$ Occupancy & Equipment 14,779 61,697 (110) (1,331) (665) Outside Services 8,720 28,404 88 3,087 9,548 Data Proc. & Software 7,617 29,920 (425) 1,783 1,805 FDIC Insurance 2,772 10,958 (110) (67) (648) Supplies & Postage 2,459 9,796 (102) (23) (414) Marketing 2,414 8,133 616 754 428 Professional fees 2,382 12,097 (870) (997) (1,053) Operating Risk Loss 485 4,271 (757) (1,882) (5,019) OREO & Repo Expenses, net 236 3,270 (1,067) (880) (4,094) Other Expenses 10,458 39,679 1,695 310 144 Total Non-Interest Expenses 117,720$ 459,246$ 1,922$ 958$ (2,187)$ (in thousands) Change From

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
	(dollars in thousands)				
Efficiency ratio					
Non-interest expense	$ 117,720	$ 115,798	$ 116,174	$ 109,554	$ 116,762
Less: Intangible amortization	(315)	(314)	(315)	(315)	(835)
Numerator	$ 117,405	$ 115,484	$ 115,859	$ 109,239	$ 115,927
Net interest income (fully taxable equivalent)	$ 132,611	$ 133,692	$ 132,175	$ 133,841	$ 137,276
Plus: Total Non-interest income	42,102	41,900	44,872	38,506	40,732
Less: Investment securities (gains) losses	(849)	(81)	(1,112)	-	(33)
Denominator	$ 173,864	$ 175,511	$ 175,935	$ 172,347	$ 177,975
Efficiency ratio	67.53%	65.80%	65.85%	63.38%	65.14%

	Year Ended Dec 31,			
	2014	2013	2012	2011
	(dollars in thousands)			
Efficiency ratio				
Non-interest expense	$ 459,246	$ 461,433	$ 449,294	$ 416,242
Less: Intangible amortization	(1,259)	(2,438)	(3,031)	(4,257)
Numerator	$ 457,987	$ 458,995	$ 446,263	$ 411,985
Net interest income (fully taxable equivalent)	$ 532,322	$ 544,474	$ 561,190	$ 576,232
Plus: Total Non-interest income	167,379	187,664	216,412	187,493
Less: Investment securities (gains) losses	(2,041)	(8,004)	(3,026)	(4,561)
Denominator	$ 697,660	$ 724,134	$ 774,576	$ 759,164
Efficiency ratio	65.65%	63.39%	57.61%	54.27%

37

NON-GAAP RECONCILIATION (CON'T)

FULTON FINANCIAL CORPORATION

	Three Months Ended Dec 31, 2014	Three Months Ended Sep 30, 2014	Year Ended Dec 31, 2014	Year Ended Dec 31, 2013
	(dollars in thousands)			
Return on Average Shareholders' Equity (ROE) (Tangible)				
Net income	$ 37,949	$ 38,566	$ 157,894	$ 161,840
Plus: Intangible amortization, net of tax	205	204	818	1,585
Numerator	$ 38,154	$ 38,770	$ 158,712	$ 163,425
Average shareholders' equity	$ 2,052,211	$ 2,089,459	$ 2,071,640	$ 2,053,821
Less: Average goodwill and intangible assets	(531,955)	(532,271)	(532,425)	(534,431)
Average tangible shareholders' equity (denominator)	$ 1,520,256	$ 1,557,188	$ 1,539,215	$ 1,519,390
Return on average common shareholders' equity (tangible), annualized	9.96%	9.88%	10.31%	10.76%

	Dec 31, 2014	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011
	(dollars in thousands)			
Tangible Common Equity to Tangible Assets (TCE Ratio)				
Shareholders' equity	$ 1,996,665	$ 2,063,187	$ 2,081,656	$ 1,992,539
Less: Intangible assets	(531,803)	(533,076)	(535,563)	(544,209)
Tangible shareholders' equity (numerator)	$ 1,464,862	$ 1,530,111	$ 1,546,093	$ 1,448,330
Total assets	$ 17,124,767	$ 16,934,634	$ 16,533,097	$ 16,375,174
Less: Intangible assets	(531,803)	(533,076)	(535,563)	(544,209)
Total tangible assets (denominator)	$ 16,592,964	$ 16,401,558	$ 15,997,534	$ 15,830,965
Tangible Common Equity to Tangible Assets	**8.83%**	**9.33%**	**9.66%**	**9.15%**

38

NOTES 39 1) On November 13, 2014, the Corporation entered into an accelerated share repurchase agreement (ASR) with Goldman, Sachs & Co. to repurchase $100 million of shares of the Corporation’s common stock. Under the terms of the ASR, the Corporation paid $100 million to Goldman Sachs on November 18, 2014 and received an initial delivery of 6.5 million shares, representing 80% of the shares expected to be delivered under the ASR, based on the closing price for the Corporation’s shares on November 13, 2014. The final number of shares of to be repurchased under the ASR will depend upon the daily volume-weighted average prices of the Corporation’s shares, less a discount, over the term of the ASR. At final settlement of the ASR, the Corporation may be entitled to receive additional shares from Goldman Sachs, or the Corporation may be required to make a cash payment, or if it elects, deliver shares to Goldman Sachs. Final settlement of the ASR is scheduled for no later than April 17, 2015, and may occur earlier at the option of Goldman Sachs. The ASR contains customary terms for such transactions, including, mechanisms to determine the number of shares or the amount of cash that will be delivered at settlement, circumstances under which adjustments may be made to the transaction, circumstances under which the transaction may be terminated prior to its scheduled maturity and customary representations and warranties made by the parties. 2) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of net interest income is used primarily to measure the Corporation’s short-term earnings exposure to rate movements. The Corporation’s policy limits the potential exposure of net interest income, in a non-parallel instantaneous shock, to 10% of the base case net interest income for a 100 basis point shock in interest rates, 15% for a 200 basis point shock and 20% for a 300 basis point shock. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates.

PEER GROUP*

FULTON FINANCIAL CORPORATION

Associated Banc-Corp
BancorpSouth, Inc.
BOK Financial Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
FNB Corporation
FirstMerit Corporation
Hancock Holding Company
IBERIABANK Corporation
International Bancshares Corp.
National Penn Bancshares, Inc.
Private Bancorp, Inc.
Prosperity Bancshares, Inc.
Susquehanna Bancshares, Inc.
TCF Financial Corporation
Trustmark Corporation
UMB Financial Corporation
Umpqua Holdings Corporation
Valley National Bancorp
Webster Financial Corporation
Wintrust Financial Corporation

**Fulton's Peer group as of April 1, 2014. Changes from 2013 peer group include the addition of National Penn Bancshares, Inc., Private Bancorp, Inc. and Trustmark Corporation and the deletion of City National Corporation and People's United Financial, Inc. Peer comparisons for all historical periods included within this presentation have been updated based on the above peer group for all periods presented.*

VERSION 2.9.2015
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